                           SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] CONFIDENTIAL, FOR USE OF THE
[_] Preliminary Proxy Statement               COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             ADVENT SOFTWARE, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                             ADVENT SOFTWARE, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MAY 13, 1997

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Advent Software, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 13, 1997 at 9:00 a.m., local time, at the Sheraton Palace Hotel located at Two New Montgomery Street, San Francisco, California 94105, for the following purposes:

  1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

  2. To approve an amendment to the Company's 1992 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 600,000 shares.

  3. To ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 1997.

  4. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on March 28, 1997 are entitled to notice of and to vote at the Annual Meeting.

  All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.


                                          /s/ IRV H. LICHTENWALD
                                          Irv H. Lichtenwald
                                          Secretary

San Francisco, California
April 10, 1997


 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                             ADVENT SOFTWARE, INC.

                               ----------------

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                              PROCEDURAL MATTERS

GENERAL

  The enclosed Proxy is solicited on behalf of Advent Software, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, May 13, 1997 at 9:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

  The Annual Meeting will be held at the Sheraton Palace Hotel, located at Two New Montgomery Street, San Francisco, California 94105. The Company's telephone number is (415) 543-7696.

  These proxy solicitation materials were mailed on or about April 10, 1997, together with the Company's 1996 Annual Report to Stockholders, to all stockholders entitled to vote at the meeting.

RECORD DATE

  Stockholders of record at the close of business on March 28, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 7,423,719 shares of the Company's common stock, $.01 par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

  Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

  The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

  The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude broker non-votes from the tabulation of voting results on the election of directors or on issues requiring approval of a majority of the votes cast.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than December 5, 1997 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

  The Company's Bylaws authorize a Board of five directors. A board of three directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's three nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

  The name of and certain information regarding each nominee is set forth below.

                   NAME                 AGE(1)       PRINCIPAL OCCUPATION
                   ----                 ------       --------------------
   Stephanie G. DiMarco................   39   Chairman of the Board, President
                                                and Chief Executive Officer
   Frank H. Robinson...................   53   Management Consultant
   Wendell G. Van Auken................   52   General Partner, Mayfield Fund

--------
(1) As of the record date, March 28, 1997

  Ms. DiMarco founded Advent in June 1983 and, since such date, has served as its President and Chief Executive Officer. She became Chairman of the Board in November 1995. Ms. DiMarco holds a B.S. in Business Administration from the University of California at Berkeley.

  Mr. Robinson has been a director of Advent since February 1985. Since 1982, Mr. Robinson has been a management consultant specializing in the development of technology-based products and services. Mr. Robinson holds an M.B.A. and a B.A. in Physics from the State University of New York at Buffalo.

  Mr. Van Auken has been a director of Advent since September 1995. Mr. Van Auken has been a general partner of Mayfield Fund, a venture capital firm, since 1986. Mr. Van Auken holds an M.B.A. from Stanford University and a B.E.E. from Rensselaer Polytechnic Institute. Mr. Van Auken is a director of Montgomery Street Income Securities, Inc., an investment company.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors held a total of six meetings (including regularly scheduled and special meetings) during fiscal 1996. No incumbent director during the last fiscal year, while a member of the Board of Directors, attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which such director served.

  The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

  The Audit Committee, which currently consists of Maurice J. Duca, Mr. Robinson and Mr. Van Auken, is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors, (iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held one meeting during fiscal 1996.

  The Compensation Committee, which currently consists of Messrs. Duca, Robinson and Van Auken, is responsible for (i) reviewing and approving the compensation and benefits for the Company's officers and other employees, (ii) administering the Company's stock purchase and stock option plans, and (iii) making recommendations to the Board of Directors regarding such matters. The Compensation Committee held one meeting during fiscal 1996.

COMPENSATION OF DIRECTORS

  Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company. However, nonemployee members of the Board of Directors receive an annual cash retainer of $5,000 and $1,250 for attendance at each meeting of the Board of Directors or any committee thereof.

  In addition, nonemployee directors participate in the Company's 1995 Director Option Plan (the "Director Plan"). The Director Plan was approved by the Board in October 1995 and was ratified by stockholders in November 1995, at which time a total of 75,000 shares of Common Stock were reserved for issuance thereunder. As of March 28, 1997, there were 36,000 options outstanding under the Director Plan. The Director Plan became effective on the date of the Company's initial public offering on November 15, 1995, and is currently administered by the Board of Directors. Under the Director Plan, each nonemployee director is automatically granted a non-qualified option to purchase 10,000 shares on the date upon which such person first becomes a director (the "Initial Option") with an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant. Thereafter, each nonemployee director is automatically granted an option to purchase 2,000 shares of Common Stock on December 1 of each year, except in the year the Director Plan was adopted ("Subsequent Option"), provided he or she has served as a director for at least six months as of such date.

  Options granted under the Director Plan have a term of ten years unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Director Plan. Such options are transferable by the optionee only in certain limited circumstances and each option is exercisable during the lifetime of the director only by such director or a permitted transferee. Initial Options granted under the Director Plan vest as to 20% of the shares on the first anniversary date of grant and as to the remaining shares, ratably each month over the ensuing four years. Subsequent Options begin to vest on the fourth anniversary of the date of grant and vest ratably each month over the next 12 month period. During 1996, no director was granted an Initial Option. The Director Plan is designed to work automatically, without administration; however, to the extent administration is necessary, the Director Plan has been structured so that options granted to nonemployee directors who administer the Company's other employee benefit plans shall qualify as transactions exempt from Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 16b-3 promulgated thereunder.

REQUIRED VOTE

  The three nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

          MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

                                PROPOSAL NO. 2

                    APPROVAL OF AMENDMENT TO THE COMPANY'S
                                1992 STOCK PLAN

GENERAL

  The 1992 Stock Plan as amended (the "Option Plan") was adopted by the Board of Directors and approved by the stockholders in August 1992. In March 1997, the Board of Directors approved an amendment to the Option Plan to increase the number of shares reserved for issuance thereunder by an additional 600,000 shares. There are currently 1,688,000 shares of Common Stock reserved for issuance under the Option Plan. The Option Plan provides for the grant to employees of the Company of incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), for the grant of nonstatutory stock options and stock purchase rights to employees and consultants of the Company. The Option Plan may be administered by the Board or a committee approved by the Board. As of March 28, 1997, options to purchase 1,153,000 shares were outstanding under the Option Plan and 93,000 shares remained available for future grants (without giving effect to the March 1997 amendment).

PROPOSAL

  At the Annual Meeting, the stockholders are being requested to approve the amendment approved by the Board of Directors in March 1997 to the Option Plan to increase the number of shares reserved for issuance thereunder by 600,000 shares for an aggregate of 2,288,000 shares reserved for issuance thereunder. The amendment to increase the number of shares reserved under the Option Plan is proposed in order to give the Board of Directors greater flexibility to grant stock options and stock purchase rights. The Company believes that granting stock options motivates high levels of performance and provides an effective means of recognizing employee contributions to the success of the Company. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand as well as rewarding and incenting current employees. The Board of Directors believes that the ability to grant options and stock purchase rights will be important to the future success of the Company by allowing it to accomplish these objectives.

SUMMARY OF THE OPTION PLAN

  Certain features of the Option Plan are outlined below.

  Administration. The Option Plan may be administered by the Board or a committee of the Board (the "Administrator"), which committee is required to be constituted to comply with Section 16(b) of the Exchange Act and applicable laws. Subject to the other provisions of the Option Plan, the Administrator has the power to determine the terms of any options and stock purchase rights granted, including the exercise price, the number of shares subject to the option or stock purchase right and the exercisability thereof. The Option Plan is currently administered by the Compensation Committee of the Board of Directors.

  Eligibility and Terms of Options. The Option Plan provides that nonstatutory stock options and stock purchase rights may be granted only to employees and consultants. Incentive stock options may be granted only to employees. An optionee who has been granted an option may, if he or she is otherwise eligible, be granted additional options or stock purchase rights. With respect to any optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company (a "10% Stockholder"), the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other options under the Option Plan may not exceed ten years. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, there is taken into account the duties and responsibilities of the employee or consultant, the value of his or her services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service and other relevant factors.

  Terms and Conditions of Options. Each option granted under the Option Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

    (a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, the exercise price of an incentive stock option must not be less than 100% (110% if issued to a 10% Stockholder) of the fair market value of the Common Stock on the date the option is granted. For so long as the Company's Common Stock is traded on the Nasdaq National Market, the fair market value of a share of Common Stock shall be the closing sale price for such stock (or the closing bid if no sales were reported) as quoted on the Nasdaq National Market on the date the option is granted.

    (b) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Administrator. Options granted under the Option Plan have a ten-year term and to date generally become exercisable over five years at a rate of one-fifth of the shares subject to the options at the end of one year from the date of grant and 1/60th each month thereafter. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to the Company.

    (c) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option shall be determined by the Administrator and is set forth in the option agreement. Such form of consideration may vary for each option, and may consist entirely of cash, check, promissory note, other shares of the Company's Common Stock meeting certain criteria, any combination thereof, or any other legally permissible form of consideration as may be provided in the Option Plan or the option agreement.

    (d) Termination of Employment. In the event an optionee's continuous status as an employee or consultant terminates for any reason (other than upon the optionee's death or disability), the optionee may exercise his or her option to the extent that the optionee was entitled to exercise it at the date of such termination, but only within such period of time set forth in the option agreement (not to exceed three months in the case of an incentive stock option) from the date of such termination (and in no event later than the expiration of the term of such option as set forth in the option agreement). If no period of time is specified in the option agreement, the optionee may exercise his or her option for three months following the date of such termination, subject to the same limitations set forth above. Options granted under the Option Plan to date have generally provided that optionees may exercise their options within ninety days from the date of termination of employment (other than for death or disability).

    (e) Disability. In the event an optionee's continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise his or her option to the extent that the optionee was entitled to exercise it at the date of such termination, within twelve months from the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement).

    (f) Death. In the event of an optionee's death, the optionee's estate or a person who acquired the right to exercise the deceased optionee's option by bequest or inheritance may exercise the option to the extent that the optionee was entitled to exercise it at the date of death, within twelve months following the date of death (but in no event later than the expiration of the term of such option as set forth in the option agreement).

    (g) Termination of Options. Excluding incentive stock options issued to 10% Stockholders, options granted under the Option Plan expire on the date set forth in the option agreement (not to exceed ten years from the date of grant). Incentive stock options granted to 10% Stockholders expire five years from the date of grant (or such shorter period set forth in the option agreement). No option may be exercised by any person after the expiration of its term.

    (h) Nontransferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

    (i) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

    (j) Other Provisions. The stock option agreement may contain such other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Administrator.

  Terms and Conditions of Stock Purchase Rights. Each stock purchase right granted under the Option Plan shall be evidenced by a written offer which sets forth the terms, conditions and restrictions related to the offer, including the number of shares subject to the offer, the price per share, and the time in which the offeree must accept the offer (which may not exceed ninety days from the date the Administrator granted the stock purchase right). The offer must be accepted by executing a purchase agreement with such terms and conditions as determined by the Administrator. The stock purchased pursuant to a stock purchase right shall be subject to a repurchase option (unless the Administrator determines otherwise) upon any termination of the purchaser's employment with the Company (including termination as a result of death or disability). Pursuant to such repurchase option, the Company shall be able to repurchase any shares of stock as to which the repurchase option has not lapsed at the price per share originally paid by the purchaser. The Administrator shall determine the rate at which the repurchase option lapses. A purchaser of stock pursuant to a stock purchase right shall the rights equivalent to those of a stockholder.

  Adjustment Upon Changes in Capitalization; Corporate Transactions. In the event of changes in the outstanding Common Stock of the Company by reason of any stock splits, reverse stock splits, stock dividends, mergers, recapitalizations or other change in the capital structure of the Company, an appropriate adjustment shall be made by the Administrator in the following:
(i) the number of shares of Common Stock subject to the Option Plan, (ii) the number and class of shares of stock subject to any option or stock purchase right outstanding under the Option Plan, (iii) and the exercise price of any such outstanding option or stock purchase right. The determination of the Administrator as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action. The Board of Directors in its sole discretion may in such circumstances declare that any outstanding option or stock purchase right shall terminate as of a date fixed by the Board of Directors and give each optionee the right to exercise his or her option or stock purchase right, including as to shares for which the option or stock purchase right would not otherwise be exercisable.

  Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option or stock purchase right will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option or stock purchase right, the optionee shall have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares as to which it would not otherwise be exercisable.

  Amendment and Termination of the Option Plan. The Board may at any time amend, alter, suspend or terminate the Option Plan. The Company shall obtain stockholder approval of any amendment to the Option Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is traded). Any amendment or termination of the Option Plan shall not affect options already granted and such options shall remain in full force and effect as if the Option Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company, which agreement must be in writing and signed by the optionee and the Company. In any event, the Option Plan shall terminate in August 2002. Any options outstanding under the Option Plan at the time of its termination shall remain outstanding until they expire by their terms.

FEDERAL TAX INFORMATION

  Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

  All of the options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

  The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

  The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan; it does not purport to be complete, and it does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE OPTION PLAN

  The following table sets forth information with respect to options granted under the Option Plan during the fiscal year ended December 31, 1996 to (i) each of the officers named in the Summary Compensation Table on page 11 hereof, (ii) all executive officers as a group, and (iii) all other employees (excluding executive officers) as a group:

                                               SHARES SUBJECT WEIGHTED AVERAGE
                                                 TO OPTIONS    EXERCISE PRICE
                NAME AND POSITION                 GRANTED        PER SHARE
                -----------------              -------------- ----------------
   Stephanie G. DiMarco, Chairman of the
    Board, President and Chief Executive
    Officer...................................        --           $   --
   Peter M. Caswell, Senior Vice President,
    Sales and Marketing.......................     10,000           32.00
   Lily S. Chang, Senior Vice President,
    Technology................................     10,000           32.00
   Irv H. Lichtenwald, Senior Vice President,
    Chief Financial Officer and Secretary.....        --               --
   All executive officers as a group (4
    persons)..................................     20,000           32.00
   All other employees (excluding executive
    officers) as a group......................    392,000           24.83

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is required to approve and ratify the amendment to the Option Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE
        OPTION PLAN. THE EFFECT OF AN ABSTENTION IS THE SAME AS A VOTE
                   AGAINST THE AMENDMENT OF THE OPTION PLAN.

                                PROPOSAL NO. 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected Coopers & Lybrand L.L.P., independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 1997. Coopers & Lybrand L.L.P. has audited the Company's financial statements since 1989. A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE

  The Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the stockholders do not approve the selection of Coopers & Lybrand L.L.P., the appointment of the independent auditors will be reconsidered by the Board of Directors.

 THE  BOARD  OF DIRECTORS  RECOMMENDS  A VOTE  FOR  THE RATIFICATION  OF  THE
   APPOINTMENT OF  COOPERS & LYBRAND,  L.L.P., AS INDEPENDENT  AUDITORS FOR
    FISCAL  YEAR ENDING DECEMBER 31, 1997. THE EFFECT OF AN ABSTENTION  IS
      THE SAME AS A VOTE AGAINST  THE RATIFICATION OF THE APPOINTMENT OF
        THE INDEPENDENT AUDITORS.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

  It is important that your shares be presented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS

San Francisco, California
April 10, 1997

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

  The following table sets forth the beneficial ownership of Common Stock of the Company as of March 28, 1997 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors; (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table on page 11 hereof; and (iv) all directors and executive officers of the Company as a group.

                                                          SHARES     PERCENTAGE
                                                       BENEFICIALLY BENEFICIALLY
5% STOCKHOLDERS, DIRECTORS AND OFFICERS                  OWNED(1)     OWNED(1)
---------------------------------------                ------------ ------------
5% STOCKHOLDERS(2)
DiMarco/Harleen Revocable Trust(3)....................  1,075,904       14.5%
 c/o Advent Software, Inc.
 301 Brannan Street
 San Francisco, CA 94107
Amerindo Investment Advisors, Inc.(4).................    912,500       12.3
 One Embarcadero Center, Suite 2300
 San Francisco, CA 94111
Mayfield Fund(5)......................................    521,376        7.0
 2800 Sand Hill Road
 Menlo Park, CA 94025
DIRECTORS AND NAMED OFFICERS
Maurice J. Duca(6)....................................    773,177       10.4
Frank H. Robinson(7)..................................     35,167          *
Wendell G. Van Auken(5)...............................    554,724        7.5
Stephanie G. DiMarco(3)...............................  1,275,904       17.2
Peter M. Caswell(8)...................................     98,000        1.3
Lily S. Chang(9)......................................    101,316        1.4
Irv H. Lichtenwald(10)................................     31,267          *
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
 (7 persons)(11)......................................  2,869,555       37.8

--------
 *  Less than 1%

 (1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of March 28, 1997 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers) with respect to the shares shown as beneficially owned.

 (2) This information was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act.

 (3) Ms. DiMarco is also Chairman of the Board, President and Chief Executive Officer of the Company. Includes 1,075,904 shares held by the DiMarco/Harleen Revocable Trust and 200,000 shares held by the DiMarco/Harleen Charitable Remainder Trust as to which Ms. DiMarco shares voting and dispositive power.

 (4) These securities are accrued in the aggregate by Amerindo Investment Advisors, Inc. a California corporation, Amerindo Investment Advisors, Inc. a Panama Corporation, Alberto W. Vilar and Gary A. Tanaka.

 (5) Mr. Van Auken is a general partner of Mayfield Fund and shares voting and dispositive power as to shares held by the following funds affiliated with Mayfield Fund: Mayfield VII, a California limited partnership (492,278 shares) and Mayfield Associates Fund II, a California limited partnership (29,098 shares); Mr. Van Auken disclaims beneficial ownership of all such shares held by these entities except to the extent of his pecuniary interest therein arising from his general partnership interest in the General Partner of Mayfield VII and Mayfield Associates Fund II. Also includes 28,000 shares held by the W.G. Van Auken Trust for which Mr. Van Auken is Trustee, 2,181 shares held by Mr. Van Auken and 3,167 shares subject to options exercisable within 60 days of March 28, 1997.

 (6) Includes options to purchase 3,167 shares of Common Stock exercisable within sixty days of March 28, 1997.

 (7) Includes options to purchase 13,167 shares of Common Stock exercisable within sixty days of March 28, 1997.

 (8) Represents options to purchase 98,000 shares of Common Stock exercisable within sixty days of March 28, 1997.

 (9) Includes options to purchase 36,666 shares of Common Stock exercisable within sixty days of March 28, 1997.

(10) Includes options to purchase 9,666 shares of Common Stock exercisable within sixty days of March 28, 1997.

(11) Includes options held by executive officers and directors of the Company to purchase 163,833 shares of Common Stock exercisable within sixty days of March 28, 1997.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

  Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that all Forms 5 required for such persons were filed, the Company believes that during fiscal 1996 all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with, except that Mr. Duca filed a Form 4 late covering two transactions.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Company's Compensation Committee was formed in October 1995 and is currently composed of Messrs. Duca, Van Auken and Robinson. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

  During 1994, 1995 and 1996, Mr. Frank H. Robinson, a director of the Company, served as a consultant to the Company and was paid $71,610, $33,909 and $37,845, respectively, in consulting fees for his services.

  The Company has entered into indemnification agreements with each of its directors and officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by law.

                        EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning compensation paid for services to the Company in all capacities during the last three fiscal years.

                                                    LONG-TERM
                                                   COMPENSATION
                                                   ------------
                                       ANNUAL
                                    COMPENSATION      AWARDS
                                  ---------------- ------------
                                                    SECURITIES   ALL OTHER
                                   SALARY   BONUS   UNDERLYING  COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR   ($)    ($)(1)  OPTIONS (#)     ($)(2)
---------------------------  ---- -------- ------- ------------ ------------
Stephanie G. DiMarco.......  1996 $275,581 $   --        --        $7,425(4)
 Chairman of the Board,
  President and Chief        1995  253,584  65,350       --         2,989(3)(4)
  Executive Officer          1994  189,583  22,110       --         4,077(3)(4)
-------------------------------------------------------------------------------
Peter M. Caswell...........  1996  233,641     --     10,000        8,024(4)
 Senior Vice President,
  Sales and Marketing        1995  203,765     350    10,000        3,768(4)
                             1994  148,942  17,383       --           --
-------------------------------------------------------------------------------
Lily S. Chang..............  1996  232,151     --     10,000        1,847
 Senior Vice President,
  Technology                 1995  211,285     350    10,000        3,054
                             1994  156,242  33,312       --         1,027
-------------------------------------------------------------------------------
Irv H. Lichtenwald(5)......  1996  194,671     --        --         3,640(4)
 Senior Vice President,      1995  141,622  37,500   140,000        1,190(4)
  Chief Financial Officer
  and
  Secretary                  1994      --      --        --           --

--------
(1) Includes bonuses earned or accrued with respect to services rendered in the fiscal year indicated, whether or not such bonus was actually paid during such fiscal year.

(2) Unless otherwise indicated, consists of profit sharing matching amounts earned pursuant to the 401(k) Plan.

(3) Includes amounts paid by the Company for premiums for a life insurance policy payable to beneficiaries designated by Ms. DiMarco.

(4) Includes amounts paid for health care benefits.

(5) Mr. Lichtenwald began working for the Company on March 20, 1995.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table shows, as to each of the officers named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended December 31, 1996.

                         OPTION GRANTS IN FISCAL 1996

                                                                           POTENTIAL
                                                                       REALIZABLE VALUE
                                       INDIVIDUAL GRANTS               AT ASSUMED ANNUAL
                         ---------------------------------------------  RATES OF STOCK
                         NUMBER OF    PERCENT OF                             PRICE
                         SECURITIES TOTAL OPTIONS                      APPRECIATION FOR
                         UNDERLYING   GRANTED TO                         OPTION TERM(4)
                          OPTIONS    EMPLOYEES IN  EXERCISE EXPIRATION -----------------
          NAME           GRANTED(1) FISCAL YEAR(2)  PRICE    DATE(3)      5%      10%
          ----           ---------- -------------- -------- ---------- -------- --------
Stephanie G. DiMarco....       --         --%       $   --         --  $     -- $     --
Peter M. Caswell........   10,000        2.4         32.00   11/19/06   201,280  510,080
Lily S. Chang...........   10,000        2.4         32.00   11/19/06   201,280  510,080
Irv H. Lichtenwald......       --         --            --         --        --       --

--------
(1) All options in this table are incentive stock options and were granted under the 1992 Stock Option Plan and have exercise prices equal to the fair market value on the date of grant. All such options have ten-year terms and vest over a five-year period at the rate of one-fifth at the end of one year from the date of grant and 1/60th each month thereafter.

(2) The Company granted options to purchase 412,000 shares of Common Stock to employees in fiscal 1996.

(3) Options may terminate before their expiration upon the termination of optionee's status as an employee or consultant, the optionee's death or an acquisition of the Company.

(4) Potential realizable value assumes that the stock price increases from the exercise price from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of approximately 62.9% (at 5% per year) and 159.4% (at 10% per year). The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

OPTION EXERCISES AND HOLDINGS

  The following table sets forth, for each of the officers in the Summary Compensation Table, certain information concerning stock options exercised during fiscal 1996, and the number of shares subject to both exercisable stock options as of December 31, 1996. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1996.

  AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND FISCAL 1996 YEAR-END OPTION
                                    VALUES

                                                  NUMBER OF SECURITIES
                                                 UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                 OPTIONS AT FISCAL YEAR    IN-THE-MONEY OPTIONS AT
                           SHARES      VALUE               END              FISCAL YEAR END($)(1)
                         ACQUIRED ON  REALIZED  ------------------------- -------------------------
          NAME           EXERCISE(#)    ($)     EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ----------- ---------- ----------- ------------- ----------- -------------
Stephanie G. DiMarco....      --     $      --       --           --      $      --    $      --
Peter M. Caswell........      --            --    84,000       66,000      2,173,500    1,449,000
Lily S. Chang...........   65,000     1,267,500   23,666       54,334        680,526    1,173,849
Irv H. Lichtenwald......   39,000       560,500   10,000       91,000        253,750    2,309,125

--------
(1) Market value of underlying securities based on the closing price of Company's Common Stock on December 31, 1996 (the last trading day of fiscal 1996) on the Nasdaq National Market of $30.375 minus the exercise price.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  The Compensation Committee of the Board of Directors (the "Committee") consists of directors Maurice J. Duca, Wendell G. Van Auken and Frank H. Robinson, none of whom is an employee or officer of the Company. The Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees.

  To the extent appropriate, the Company intends to take the necessary steps to conform its compensation practices to comply with the $1 million compensation deduction cap under Section 162(m) of the Internal Revenue Code of 1986, as amended.

 Compensation Philosophy and Policies

  The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

  . ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

  . ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

  . ensure that current cash and equity incentive opportunities are competitive with comparable companies.

 Elements of Compensation

  Compensation for officers and key employees includes both cash and equity elements.

  Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, and competitive conditions in the industry. The Committee believes that the salaries of its officers fall within the software industry norm. In addition, cash bonuses may be awarded to officers and other key employees; however, no executive officer received a cash bonus in 1996. Compensation of sales personnel also includes sales commissions tied to quarterly targets.

  Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1992 Stock Plan (the "Option Plan") and the 1995 Employee Stock Purchase Plan (the "Purchase Plan"), which were adopted prior to the Company's initial public offering in November 1995. The Option Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has the sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

  The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company matches up to 50% of an employee's contribution, not to exceed $500 per employee.

 1996 Executive Compensation

  Executive compensation for 1996 included base salary and, in the case of sales executives, sales commissions. Executive officers, like other employees, were eligible for option grants under the Option Plan. Prior to the Company's initial public offering in November 1995, the Board of Directors, consistent with the Company's status as a privately-held corporation, took primary responsibility for establishing and administering the Company's executive compensation policies. For 1996, the Company also implemented a profit sharing plan for its employees.

                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Maurice J. Duca
                                          Wendell G. Van Auken
                                          Frank H. Robinson

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

  The following graph sets forth the Company's total cumulative stockholder return as compared to the Standard & Poor's 500 Index and the Nasdaq Computer & Data Processing Index for the period November 16, 1995 (the date of the Company's initial public offering) through December 31, 1996. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stock represented in the Standard & Poor's 500 Index and the stocks represented in the Nasdaq Computer & Data Processing Index, respectively.

                COMPARISON OF 13 MONTH CUMULATIVE TOTAL RETURN*
                 AMONG ADVENT SOFTWARE, INC., THE S&P 500 INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                      [PERFORMANCE GRAPH APPEARS HERE]

-------
* $100 invested on 11/16/95 in Stock or Index including reinvestment of dividends. Fiscal year ending December 31.

                                                              CUMULATIVE TOTAL
                                                                   RETURN
                                                            --------------------
                                                            11/16/95 12/95 12/96
                                                            -------- ----- -----
Advent Software, Inc. .....................................   100      99   169
S&P 500....................................................   100     103   127
Nasdaq Computer & Data Processing..........................   100     100   124

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

  It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS

San Francisco, California
April 10, 1997

                                                                  SKU#1454-PS-97

                             ADVENT SOFTWARE, INC.

                                1992 STOCK PLAN

                     (amended effective September 12, 1995)


     1.     Purposes of the Plan.  The purposes of this 1992 Stock Plan are to
            --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.     Definitions.  As used herein, the following definitions shall apply:
            -----------

            (a)  "Administrator" means the Board or any of its Committees
                  -------------
appointed pursuant to Section 4 of the Plan.

            (b)  "Board" means the Board of Directors of the Company.
                  -----

            (c)  "Code" means the Internal Revenue Code of 1986, as amended.
                  ----

            (d)  "Committee" means a Committee appointed by the Board of
                  ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan.

            (e)  "Common Stock" means the Common Stock of the Company.
                  ------------

            (f)  "Company" means Advent Software, Inc., a Delaware corporation.
                  -------

            (g)  "Consultant" means any person, who is engaged by the Company or
                  ----------
any Parent or Subsidiary to render consulting or advisory services and is compensated for such services. The term Consultant shall not include directors who are not compensated for their services or who are paid only a director's fee by the Company.

            (h)  "Continuous Status as an Employee or Consultant" means that the
                  ----------------------------------------------
employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave;
(ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety
(90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

            (i)  "Disability" shall have the meaning set forth in Section
                  ----------
22(e)(3) of the Code.

            (j)  "Employee" means any person, including officers and directors,
                  --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (k)  "Exchange Act" means the Securities Exchange Act of 1934, as
                  ------------
amended.

            (l)  "Fair Market Value" means, as of any date, the value of Common
                  -----------------
Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            (m)  "Incentive Stock Option" means an Option intended to qualify as
                  ----------------------
an incentive stock option within the meaning of Section 422 of the Code.

            (n)  "Nonstatutory Stock Option" means an Option not intended to
                  -------------------------
qualify as an Incentive Stock Option.

            (o)  "Option" means a stock option granted pursuant to the Plan.
                  ------

            (p)  "Optioned Stock" means the Common Stock subject to an Option or
                  --------------
a Stock Purchase Right.

            (q)  "Optionee" means an Employee or Consultant who receives an
                  --------
Option or Stock Purchase Right.

            (r)  "Parent" means a "parent corporation", whether now or hereafter
                  ------
existing, as defined in Section 424(e) of the Code.

            (s)  "Plan" means this 1992 Stock Plan.
                  ----

            (t)  "Restricted Stock" means shares of Common Stock acquired
                  ----------------
pursuant to a
grant of a Stock Purchase Right under Section 11 below.

            (u)  "Share" means a share of the Common Stock, as adjusted in
                  -----
accordance with Section 12 below.

            (v)  "Stock Purchase Right" means the right to purchase Common Stock
                  --------------------
pursuant to Section 11 below.

            (w)  "Subsidiary" means a "subsidiary corporation", whether now or
                  ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.     Stock Subject to the Plan. Subject to the provisions of Section 12
            -------------------------
of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 1,288,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option or Stock Purchase Right expires, becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program approved by the Administrator, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

     4.     Administration of the Plan.
            --------------------------

            (a)  Procedure.
                 ---------

                  (i)      Multiple Administrative Bodies. If permitted by Rule
                           ------------------------------
16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                  (ii)    Administration With Respect to Directors and Officers
                          -----------------------------------------------------
Subject to Section 16(b). With respect to Option or Stock Purchase Right grants
------------------------
made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                  (iii)   Administration With Respect to Other Persons. With
                          --------------------------------------------
respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

            (b)  Powers of the Administrator. Subject to the provisions of the
                 ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

                  (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

                  (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

                  (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                  (v)     to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase

Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                  (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                  (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                  (x) to modify or amend each Option or Stock Purchase Right (subject to Section 14(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                  (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                  (xii) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

                  (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c)  Effect of Administrator's Decision. All decisions,
                 ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

     5.     Eligibility.
            -----------

            (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

            (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designa tions, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.


            (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

            (e) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                  (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 150,000 Shares.

                  (ii) In connection with his or her initial employment, an Employee may be granted Options and Stock Purchase Rights to purchase up to an additional 150,000 Shares which shall not count against the limit set forth in subsection (i) above.

                  (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

                  (iv) If an Option or Stock Purchase Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option or Stock Purchase Right will be counted against the limits set forth in subsections
(i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

     6.     Term of Plan.  The Plan shall become effective upon the earlier to
            ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 14 of the Plan.

     7.     Term of Option.  The term of each Option shall be the term stated in
            --------------
the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of such Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.     Option Exercise Price and Consideration.
            ---------------------------------------

            (a) The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                  (i)     In the case of an Incentive Stock Option

                          (A)  granted to an Employee who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                          (B)  granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

            (b)  Form of Consideration.  The Administrator shall determine the
                 ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                  (i)     cash;

                  (ii)    check;

                  (iii)   promissory note;

                  (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                  (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;


                  (vii)   any combination of the foregoing methods of payment;
or

                  (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     9.     Exercise of Option.
            ------------------

            (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                 An Option may not be exercised for a fraction of a Share.

                 An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly autho rized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

                 Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b)  Termination of Employment or Consulting Relationship.  Upon
                 ----------------------------------------------------
termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                 Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

            c.     Disability of Optionee. In the event that an Optionee's
                   ----------------------
Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            d.     Death of Optionee. In the event of the death of an Optionee,
                   -----------------
the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            e.     Buyout Provisions. The Administrator may at any time offer to
                   -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

            f.     Rule 16b-3. Options granted to individuals subject to Section
                   ----------
16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     10.    Non-Transferability of Options. The Option may not be sold, pledged,
            ------------------------------
assigned,
hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.    Stock Purchase Rights.
            ---------------------

            (a)  Rights to Purchase. Stock Purchase Rights may be issued either
                 ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid and the time within which such person must accept such offer, which shall in no event exceed ninety (90) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a purchase agreement (the "Restricted Stock Purchase Agreement") in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock".

            (b)  Repurchase Option. Unless the Administrator determines
                 -----------------
otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

            (c)  Other Provisions. The Restricted Stock Purchase Agreement shall
                 ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

            (d)  Rights as a Stockholder. Once the Stock Purchase Right is
                 -----------------------
exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

            (e)  Rule 16b-3. Stock Purchase Rights granted to Insiders, and
                 ----------
Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

     12.     Adjustments Upon Changes in Capitalization, Dissolution or Merger.
             -----------------------------------------------------------------

            (a)  Changes in Capitalization. Subject to any required action by
                 -------------------------
the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

            (b)  Dissolution or Liquidation. In the event of the proposed
                 --------------------------
dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

            (c)  Merger or Asset Sale. In the event of a merger of the Company
                 --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, Administrator shall have the discretion to allow the Optionee to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13.    Date of Grant. The date of grant of an Option or Stock Purchase
            -------------
Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the deter mination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     14.    Amendment and Termination of the Plan.
            -------------------------------------

            (a)  Amendment and Termination. The Board may at any time amend,
                 -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b)  Effect of Amendment or Termination. Any such amendment or
                 ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and properly on behalf of the Company.

     15.     Conditions Upon Issuance of Shares.  Shares shall not be issued
             ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such

Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     16.     Reservation of Shares.  The Company, during the term of this Plan,
             ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

             The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17.     Agreements. Options and Stock Purchase Rights shall be evidenced by
             ----------
written agreements in such form as the Administrator shall approve from time to time. Such agreements may contain such other terms and conditions, including rights of repurchase and rights of first refusal, as the Administrator may in its sole discretion deem appropriate.

     18.     Stockholder Approval.  Continuance of the Plan shall be subject to
             --------------------
approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                             ADVENT SOFTWARE, INC.

                                1992 STOCK PLAN

                             STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT
    ----------------------------

[Optionee's Name and Address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                   _________________________

     Date of Grant                       _________________________

     Vesting Commencement Date           _________________________

     Exercise Price per Share            $________________________

     Total Number of Shares Granted      _________________________

     Total Exercise Price                $_________________________

     Type of Option:                     ___         Incentive Stock Option

                                         ___         Nonstatutory Stock Option

     Term/Expiration Date:               _________________________


     Vesting Schedule:
     ----------------

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     20% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/60th of the Shares subject to the Option shall vest each month thereafter.

     Termination Period:
     ------------------

     This Option may be exercised for _____ [days/months] after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT
     ---------

     1.   Grant of Option.  The Plan Administrator of the Company hereby grants
          ---------------
to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 14(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     2.   Exercise of Option.
          ------------------

          Right to Exercise.  This Option is exercisable during its term in
          -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

          Method of Exercise.  This Option is exercisable by delivery of an
          ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3.   Method of Payment.  Payment of the aggregate Exercise Price shall be
          -----------------
by any of the following, or a combination thereof, at the election of the
Optionee:

          cash;

          check;

          delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

          surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six
(6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4.   Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5.   Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6.   Tax Consequences.  Some of the federal and state tax consequences
          ----------------
relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          Exercising the Option.
          ---------------------

                Nonstatutory Stock Option. The Optionee may incur regular
                -------------------------
federal income tax and state income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate

Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                Incentive Stock Option.  If this Option qualifies as an ISO, the
                ----------------------
Optionee will have no regular federal income tax or state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

          Disposition of Shares.
          ---------------------

                NSO. If the Optionee holds NSO Shares for at least one year, any
                ---
gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                ISO. If the Optionee holds ISO Shares for at least one year
                ---
after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

          Notice of Disqualifying Disposition of ISO Shares.  If the Optionee
          -------------------------------------------------
sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     7.   Entire Agreement; Governing Law.  The Plan is incorporated herein by
          -------------------------------
reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.


     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                           ADVENT SOFTWARE, INC.



____________________________________     By:____________________________________
Signature

____________________________________     Title:_________________________________
Print Name

____________________________________
Residence Address

____________________________________

                               CONSENT OF SPOUSE
                               -----------------

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                    _______________________________________
                                    Spouse of Optionee

                                   EXHIBIT A
                                   ---------

                                1992 STOCK PLAN

                                EXERCISE NOTICE


Advent Software, Inc.
301 Brannan Street
San Francisco, CA  94107

Attention:  Secretary

          Exercise of Option.  Effective as of today, ________________, 199__,
          ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Advent Software, Inc. (the "Company") under and pursuant to the 1992 Stock Plan (the "Plan") and the Stock Option Agreement dated _____________, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $_____________, as required by the Option Agreement.

          Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares.

          Representations of Purchaser.  Purchaser acknowledges that Purchaser
          ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

          Rights as Stockholder.  Until the issuance (as evidenced by the
          ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

          Entire Agreement; Governing Law.  The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                       Accepted by:

OPTIONEE::                          ADVENT SOFTWARE, INC.


__________________________________  By: _________________________________
Signature

__________________________________  Its: ________________________________
Print Name


Address:                      Address:
-------                       -------

___________________________         301 Brannan Street
___________________________         San Francisco, CA  94107

                            ADVENT SOFTWARE, INC.
               PROXY FOR 1997 ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned stockholder of ADVENT SOFTWARE, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 10, 1997, and hereby appoints Stephanie G. DiMarco and Irv H. Lichtenwald, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of ADVENT SOFTWARE, INC. to be held on Tuesday, May 13, 1997, at 9:00 a.m., local time, at the Sheraton Palace Hotel located at Two New Montgomery Street, San Francisco, California and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

    A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

[X]  Please mark
     votes as in
     this example


THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1992 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND, L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.  Election of Directors

    NOMINEES:  Stephanie G. DiMarco; Frank H. Robinson; Wendell G. Van Auken

                         FOR                   WITHHELD
                         [_]                     [_]

     [_] _____________________________________________________________________
         For all nominees except as noted above.


    [_]  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW


                                                     FOR      AGAINST    ABSTAIN
2.  Proposal to approve an amendment to the          [_]        [_]        [_]
    Company's 1992 Stock Option Plan to increase the number of shares reserved for issuance thereunder by 600,000 shares.

                                                     FOR      AGAINST    ABSTAIN
3.  Proposal to ratify the appointment of            [_]        [_]        [_]
    Coopers & Lybrand L.L.P., as the independent accountants of the Company for fiscal 1997.


    In their discretion the Proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.


(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in this enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature:_________________ Date:______ Signature:_________________ Date:______